                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: February 15, 2001


                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)


      United States                     333-32737                 22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


       802 Delaware Avenue, Wilmington, Delaware               19801
       -----------------------------------------             ---------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033


                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)


         New York                      333-32737                 13-4994650
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


       270 Park Avenue, New York, New York                     10017
       -----------------------------------------             ---------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On February 15, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits


                  Exhibits          Description
                  ----------        ---------------
                  20.1              Monthly Report with respect to the
                                    February 15, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 27, 2001


                                      THE CIT GROUP/SALES FINANCING, INC.,
                                      as Servicer

                                      By: /s/ Gilmar Rodrigues
                                          ---------------------------
                                          Name: Gilmar Rodrigues
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Report with respect to the February 15,
                                2001 distribution